Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Consolidated Statements of Condition
Held to maturity, Fair value (in dollars)	$ 1,200	$ 2,400
Available for sale, Amortized cost (in dollars)	$ 3,481,165	$ 4,196,263
Common shares, par value (in dollars per share)	$ 1.00	$ 1.00
Common shares, Authorized shares	275,000,000	275,000,000
Common shares, issued shares	96,104,029	96,019,028
Treasury, shares	30,494,143	29,939,545